UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 29, 2026
Date of Report (date of earliest event reported)

LISATA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33650	22-2343568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 173 Liberty Corner, NJ 07938
(Address of Principal Executive Offices)(ZipCode)

(908) 842-0100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LSTA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On May 29, 2026, Lisata Therapeutics, Inc. (the “Company” or “Lisata”) and Kuva Labs Inc., a Delaware corporation (“Parent”), together with Kuva Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”), entered into an amendment (the “Amendment”) to the previously announced Agreement and Plan of Merger, dated as of March 6, 2026, by and among Parent, Purchaser and the Company (the “Original Merger Agreement” and, as it may be amended from time to time, the “Merger Agreement”).  Pursuant to the Amendment, the Company, Parent and Purchaser agreed to amend the offer price per share of common stock, par value $0.001 per share (the “Common Shares”), of the Company under the Original Merger Agreement from (A) (i) $5.00 per Common Share, net to the seller in cash, without interest, but subject to any applicable withholding of taxes plus (ii) one (1) non-tradeable contingent value right (each, a “CVR”) which represents the contractual right to receive a contingent cash payment of $1.00 per CVR, subject to achievement of a specified milestone, to (B) (i) $4.00 per Common Share, net to the seller in cash, without interest, but subject to any applicable withholding of taxes plus (ii) one non-tradeable contingent value right which represents the contractual right to receive two contingent cash payments of up to an aggregate of $3.00 per CVR, subject to achievement of specified milestones.

Pursuant to the Amendment, the form of contingent value rights agreement attached to the Original Merger Agreement was amended and restated in its entirety as set forth in the form of contingent rights agreement attached to the Amendment as Exhibit A thereto (the “CVR Agreement”).  Under the CVR Agreement, each CVR represents a non-tradable contractual contingent right to receive one (1) contingent cash payment of $1.25 per CVR (the “First Milestone Payment”) upon the achievement of, with respect to a Phase 2a, double-blind, placebo-controlled, randomized, proof-of-concept study evaluating LSTA1 when added to standard of care (temozolomide) versus temozolomide and matching LSTA1 placebo in subjects with newly diagnosed Glioblastoma Multiforme (GBM) (Protocol Number: LSTA1-GBM-2A), (i) completion of enrollment of such trial, (ii) the enrollment of at least 90% of the target number of subjects of such trial or (iii) the termination of such trial by its sponsor for any reason (with the term “enrollment” meaning the process of registering qualified participants into such trial after confirming eligibility and obtaining informed consent, marking the point at which the participant becomes a subject of such trial) (the “First Milestone”), which shall be due and payable on the later of December 15, 2026 and the date that is forty-five (45) days following the achievement of the First Milestone, and one (1) contingent cash payment of $1.75 per CVR (the “Second Milestone Payment” and, collectively with the First Milestone Payment, the “Milestone Payments”) upon the achievement of the filing or formal acceptance for review by any Governmental Body (as defined in the Merger Agreement) of any (i) New Drug Application submitted to the FDA in the U.S. in accordance with the FDCA requesting approval to market or commercialize any pharmaceutical product that contains or incorporates the product candidate referred to as certepetide (formerly LSTA1 or CEND-1), alone or in combination with one or more other therapeutically active ingredients, including all formulations, dosages, or modes of delivery thereof (the “CVR Product”) for any indication or patient population, or (ii) analogous application or submission to any other applicable Governmental Body requesting approval to market or commercialize the CVR Product for any indication or patient population (the “Second Milestone” and, collectively with the First Milestone, the “Milestones”), which shall be due and payable on the date that is forty-five (45) days following the achievement of the Second Milestone, in each case, prior to the earliest of (a) the mailing by the Rights Agent to the address or the payment of the Rights Agent to each holder of the Milestone Payment, (b) 11:59 p.m. New York City Time on the seventh (7th) anniversary of the Closing Date (as defined below), and (c) termination of the CVR Agreement. The CVR Agreement provides that, in the event that Parent fails to pay the First Milestone Payment in full on or prior to the date that it is due and payable, all unpaid amounts shall accrue interest commencing on such date, at a rate equal to the least of (x) ten percent (10%) per annum, (y) the Secured Overnight Financing Rate as published by the Federal Reserve Bank of New York (or any successor administrator thereof) as of such date, plus five percent (5%) per annum, and (z) the maximum rate permitted under applicable Law, in each case calculated on the basis of a 365-day year and the actual number of days elapsed, until all such amounts are paid in full.

In addition, pursuant to the Amendment, the Company, Parent and Purchaser agreed that, upon commencement of the tender offer for all of the outstanding shares of common stock of the Company (the “Offer”) on June 1, 2026, the date by which Purchaser is obligated under the Merger Agreement to commence the Offer would automatically be extended from May 29, 2026 to June 1, 2026, or such other date as may be agreed to between the Company and Parent.  The Amendment also extended the Outside Date (as defined in the Merger Agreement) from July 1, 2026 to July 6, 2026.

A copy of the Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the CVR Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing descriptions of the Amendment and the CVR Agreement do not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the CVR Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibit

2.1*	Amendment to Agreement and Plan of Merger, dated May 29, 2026, by and among Lisata Therapeutics, Inc., Kuva Labs Inc. and Kuva Acquisition Corp.

10.1*	Form of Contingent Value Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

Additional Information and Where to Find It

The tender offer referred to in this document has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that Parent and Purchaser will file with the SEC upon commencement of the tender offer, if commenced at all. At the time the tender offer is commenced, if commenced at all, Parent and Purchaser will cause to be filed a tender offer statement on Schedule TO with the SEC, and Lisata will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES THERETO IF AND WHEN SUCH TENDER OFFER MATERIALS AND SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 ARE FILED WITH THE SEC. INVESTORS AND STOCKHOLDERS OF LISATA ARE URGED TO READ THESE DOCUMENTS CAREFULLY IF AND WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON SHARES IN THE TENDER OFFER IF COMMENCED.

Both the tender offer statement and the solicitation/recommendation statement will be sent free of charge to all of Lisata’s stockholders if the tender offer is commenced. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Lisata, if the tender offer is commenced, by accessing https://ir.lisata.com or by contacting Investor Relations at (908) 842-0084. In addition, if the tender offer is commenced, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov, upon filing with the SEC.

LISATA’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Cautionary Note Regarding Forward-Looking Statements

This document includes forward-looking statements that are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, statements regarding the proposed acquisition of Lisata by Parent, the expected timetable for commencing or completing the transaction, if at all, and Lisata’s future financial or operating performance. These forward-looking statements typically can be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “will,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed acquisition of Lisata by Parent, similar transactions, prospective performance, future plans, events, expectations, objectives, opportunities, and the outlook for Lisata; the expected timing of the commencement or completion of the transaction, if at all; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties; accordingly, investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially due to several factors. Factors that could cause future results to differ materially include: risks associated with the timing of the commencement of the tender, including the risk that Parent may not commence the tender offer promptly or at all; risks associated with the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction will not occur; uncertainties as to how many of Lisata’s stockholders will tender their shares in the offer; the possibility that competing offers will be made; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring the Parent or the Company to pay a termination fee pursuant to the Merger Agreement and circumstances affecting the ability of such party to make such payment; the outcome of any legal proceedings that may be instituted by or against the parties and others related to the Merger Agreement; unanticipated difficulties or expenditures relating to the proposed transaction; the response of business partners to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility that the milestone payments related to the CVR will never be achieved and that no milestone payments may be made; the risk that any stockholder litigation in connection with the proposed transactions may result in significant costs of defense, indemnification and liability; Lisata’s ability to successfully demonstrate the efficacy and safety of its product candidates, and the preclinical or clinical results for its product candidates, which may not support further development of such product candidates; comments, feedback and actions of regulatory agencies; Lisata’s dependence on the successful clinical development, regulatory approval and commercialization of its product candidates; the inherent uncertainties associated with developing new products or technologies and operating as clinical stage company; the Company’s cash sufficiency and runway; and other risks identified in Lisata’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent filings with the SEC. Lisata cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The forward-looking statements in this document speak only as of the date of this document. Lisata undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LISATA THERAPEUTICS, INC.

	By:	/s/ David J. Mazzo
Name: David J. Mazzo, PhD
Title: President and Chief Executive Officer
Dated: May 29, 2026